UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

Sterling Construction Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 Hughes Landing Blvd.
The Woodlands, Texas	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 214-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02	Results of Operations and Financial Condition.

On August 2, 2018, Sterling Construction Company, Inc. (the “Company") issued a press release and hosted a conference call announcing financial results for the three and six months ended June 30, 2018. The press release and a transcript of the conference call are being furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information provided in this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act nor shall it be incorporated by reference in any filing made by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On July 31, 2018, Maarten Hemsley notified the Company’s Board of Directors (the “Board”) of his decision to retire as a director effective immediately. Mr. Hemsley’s decision to retire was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

(d)    On July 31, 2018, the Board elected Thomas M. White as a director effective immediately. The Board determined that Mr. White qualifies as “independent” in accordance with the director independence standards of NASDAQ. Mr. White will serve as a director until the Company’s next annual meeting and election of his successor. The Board also appointed Mr. White to the Audit, Compensation, and Corporate Governance & Nominating Committees.

The election of Mr. White was not pursuant to any arrangement or understanding between Mr. White and any third party. As of the date of this report, neither Mr. White, nor any of his immediate family members, is a party, either directly or indirectly, to any transaction that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. White will be compensated consistent with the compensation program for non-employee directors, which includes a combination of cash and equity-based incentive compensation. In connection with his appointment to the Board, Mr. White was awarded shares of restricted common stock valued at $63,750, representing a pro rata award for 2018.

A copy of the Company’s press release issued on August 1, 2018, regarding Mr. Hemsley’s retirement and Mr. White’s election is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	August 2, 2018 conference call transcript.
99.2	Press release, dated August 2, 2018 relating to 2018 second quarter results.
99.3	Press release, dated August 1, 2018 relating to announcement of director retirement and election of new independent director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Construction Company, Inc.

By: ____________________________
Ron A. Ballschmiede
Executive Vice President and
Chief Financial Officer

Date: August 3, 2018